1 Second Quarter 2016 Earnings Presentation August 4, 2016

2 IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (9) our ability to retain the services of certain members of our management; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. Forward-Looking and Other Information

3 $8M of YoY metal headwinds limited Adjusted EBITDA growth  2Q16 Adjusted EBITDA of $65M  Strong demand in key end uses  Unfavorable impact of $8M from challenging metal spreads  Solid improvement in Europe & Asia Pacific  Continued progress on North America ABS project; remains on track  Signed multi-year agreement with Airbus in July  AOS OpEx focus to drive higher efficiency Second Quarter Overview 2Q Adjusted EBITDA ($M) $60 $65 7% 2Q16 2Q15 Adjusted EBITDA per ton ($/t) $292$286 2Q15 2Q16

4 Key Global End Uses 1IHS Global Insights, July 2016  Aleris YoY improvement driven by strong growth in China volume  Global demand remains solid Aerospace 19%  EU premium Auto builds up 13%1  Continued benefits from lightweighting trends Automotive  Increased seasonal customer destocking  Industry fundamentals remain solid Heat Exchanger Aleris Volume Drivers 2Q YoY Growth 17% (4%)

5 Agreement significantly expands Aleris’ range of products with Airbus  Airbus multi-year agreement beginning in 2017  Aleris aluminum plate and sheet will be used in production of all Airbus aircraft programs; expected to deliver increased volumes  Contract introduces new alloys & wing skins to our product mix, a higher value mix  Extends our strategic relationship with Airbus Airbus Multi-Year Supply Agreement Koblenz, Germany Zhenjiang, China Products supplied from facilities in Koblenz, Germany and Zhenjiang, China – leverages our global aerospace platform

# Key Regional End Uses

Aleris

| | | 2Q YoY Growth | Aleris Volume Drivers |
|---|---|---|---|
|  | N.A. Building & Construction | 4% | ▪ Healthy industry demand<br>▪ Increasing single family starts<br>▪ Volume growth limited by operational bottlenecks |
|  | N.A. Distribution | 1% | ▪ Continued focus to move to more customized bill of material business<br>▪ Operational upgrades at Lewisport limiting available mill time |
|  | N.A. Truck Trailer | (12%) | ▪ YoY volume down as expected due to record year in 2015 |
|  | EU Regional Commercial Plate & Sheet | 25% | ▪ Strong regional demand<br>▪ Continued YoY growth<br>▪ Limited Brexit impact<br>▪ Debottleneck capacity to improve mix |

6

7 Project remains on target for 2017 shipments  Deployed $309M as of 2Q16 for Lewisport ABS expansion  Installations and commissioning continue to show progress; on target for all key milestones Lewisport Automotive Expansion Update 2014 2015 2016F $14 $155 $200 ESTIMATED LEWISPORT ABS EXPANSION CAPEX ($M) 2Q16 $62

8 Adjusted EBITDA Bridge $60 $5 $8 $65 25 30 35 40 45 50 55 60 65 70 2Q16 Currency/ Translation/ Other $3 Productivity $4 Base Inflation $3 Commodity Inflation $2 Metal Spreads Price $1 Volume/Mix 2Q15 1H16 vs. 1H15 ($M) $115 $12 $20 $109 20 40 60 80 100 120 140 1H16 Currency/ Translation/ Other $7 Productivity $6 Base Inflation $8 Commodity Inflation $5 Metal Spreads Price $6 Volume/Mix 1H15 2Q16 vs. 2Q15

9 North America  Metal spread environment remains challenging; continued lower scrap availability  Unable to offset metal headwinds with volume growth  Operational issues limited our ability to take full advantage of demand Volume (kT) Segment Adjusted EBITDA ($M) 2Q16 Performance 2Q Adjusted EBITDA Bridge ($M) 127 129 2Q15 2% 2Q16 $34 $28 2Q16 2Q15 Adj. EBITDA / ton $269 $219 $28 $7 $34 $30 $15 $35 $25 $40 $20 $10 $5 $0 2Q16 Productivity $0 Base Inflation $2 Commodity Inflation $1 Metal Spreads Price $1 Volume/Mix $1 2Q15

10 Continued decline in spreads; low P1020 prices and below average scrap availability Metal Update $1.00 $0.20 $1.20 $0.85 $1.10 $0.95 $0.90 $1.05 $0.35 $0.25 $1.15 $0.30 $0.15 $0.80 $0.75 $0.70 Jun 2016 Mar 2016 Dec 2015 Sep 2015 Jun 2015 Mar 2015 Dec 2014 Sep 2014 Jun 2014 1Platts, Aleris Management Analysis, July 2016 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread North America Scrap Spreads1

11 Europe  Volume increase driven by strong Automotive and Regional Plate & Sheet demand  Productivity and lower natural gas costs more than offset base inflation  Operational issues limited growth in Aerospace  Volume and mix drove improved Adj. EBITDA / ton Volume (kT) Segment Adjusted EBITDA ($M) 2Q16 Performance 2Q Adjusted EBITDA Bridge ($M) 79 87 11% 2Q16 2Q15 $35 $43 2Q16 2Q15 Adj. EBITDA / ton $447 $487 $43 $3 $35 $10 $40 $30 $20 $15 $35 $45 $5 $25 $0 Currency/ Translation/ Other $2 Productivity 2Q16 $1 Volume/Mix $3 2Q15 Base Inflation Metal Spreads $1 Commodity Inflation $1 $1 Price

12 Asia Pacific  Record Aerospace shipment volume offset decline in Commercial Plate shipments  Favorable improvement in mix drove YoY Adjusted EBITDA growth  Step change performance improvement reflected in Adj. EBITDA / ton Volume (kT) Segment Adjusted EBITDA ($M) 2Q16 Performance 2Q Adjusted EBITDA Bridge ($M) 5.4 5.4 2Q16 2Q15 (1%) $0.1 2Q16 $2.5 2Q15 Adj. EBITDA / ton NM $469 $1.8 $0.3 $0.5 $0.4 $2.5 $0.0 $0.1 $0.0 $2.0 $2.5 $1.5 $1.0 $3.0 $0.5 Base Inflation 2Q16 Currency/ Translation/ Other Metal Spreads Productivity Commodity Inflation ($0.2) 2Q15 Price ($0.5) Volume/Mix

13 Cash Flow and LTM Working Capital Net Cash Flow ($M)1 77 77 76 70 19% 21%21%21% 50 55 60 65 70 75 80 2Q16 2015 2014 2013  Inventory reduction continuing to drive working capital improvement  Operating cash flow benefits from lower aluminum prices and working capital improvements 2Q15 2Q16 Cash provided (used) by Operating Activities $47 $33 Capital Expenditures (56) (100) Other / Sales Proceeds 57 (1) Net Cash Before Financing $49 ($68) ABL / Senior Notes / Other (4) 81 Net Cash Flow After Financing $45 $13 Total Working Capital Days2,3 1Reflects cash flows of continuing operations and discontinuing operations as permitted by US GAAP 2Nichols sales and working capital included in 2013 & 2014; See Appendix for more detail 3Pro forma for divestitures of Global Recycling and Extrusions businesses

14 Sufficient liquidity to support growth objectives Capital & Liquidity Overview 6/30/2016 Cash $75 Availability under ABL Facility 283 Liquidity $358 Capital Structure ($M) Liquidity Summary ($M) $91 $82 $96 $88 $44 $174 $82 $201 $225 $4 2Q16 $100 $16 $2 2016E $350-$375 $58-83 $280 2015 $315 1H16 $222 $14 2013 $188 $107 2012 $298 2014 $121 Lewisport ABS Project & Other Upgrades Maintenance Other Growth Capital Expenditures Summary ($M)1 1Excludes discontinued operations CapEx of $75M, $50M, $43M, $15M in 2012-2015 2Amounts exclude applicable discounts 3Other excludes $44M of exchangeable notes 4Excludes Non-Recourse China Loan Facilities 5Secured debt includes $100M of outstanding ABL Facility balance and $550M of 2021 Secured Notes 6/30/2016 Cash $75 ABL 100 Notes2 990 Non-Recourse China Loan Facilities2 200 Other2,3 5 Net Debt $1,220 LTM Adjusted EBITDA $217 Net Debt / Adj.EBITDA 5.6x Net Recourse Debt4 / Adj. EBITDA 4.7x Secured Debt5 / Adj. EBITDA 3.0x

15  Year-over-year performance expected to exceed second half of 2015  Global Aerospace volumes expected to exceed prior year  Improved North America Building and Construction volumes  Order patterns for regionally-based Europe Plate and Sheet and B&C products expected to outpace prior year  Unfavorable metal spreads and tight scrap supply will continue to impact results; impact expected to be less significant than in the first half of 2016  Aleris Operating System is expected to drive favorable productivity as operating performance improves and stabilizes 2H16 Outlook

16 Appendix

17 2Q Adjusted EBITDA Reconciliation ($M) 2016 2015 2016 2015 Adjusted EBITDA $64.5 $60.3 $109.0 $115.3 Unrealized gains (losses) on derivative financial instruments of continuing operations 5.6 15.2 14.8 (4.3) Restructuring charges (0.6) (4.9) (1.4) (7.7) Unallocated currency exchange (losses) gains on debt (0.6) (1.9) (0.5) 7.9 Stock-based compensation expense (1.7) (2.6) (3.4) (5.3) Start-up costs (10.0) (3.9) (16.4) (7.8) (Unfavorable) favorable metal price lag (3.1) (21.7) 0.7 (16.1) Other (10.2) (6.8) (12.1) (13.2) EBIT A 43.9 33.7 90.7 68.8 Interest expense, net (21.1) (24.5) (39.2) (51.1) (Provision for) benefit from income taxes (9.4) 12.7 (18.2) 14.9 Depreciation and amortization (26.4) (28.7) (52.7) (65.2) (Loss) income from discontinued operations, net of tax — (11.8) — 119.4 Net (loss) income attributable to Aleris Corporation (13.0) (18.6) (19.4) 86.8 Net income from discontinued operations attributable to noncontrolling interest — — — 0.1 Net (loss) income ($13.0) ($18.6) ($19.4) $86.9 For the three months ended June 30, For the six months ended June 30,

18 2Q Quarterly Adjusted EBITDA Reconciliation ($M) 2016 2015 2016 2015 Adjusted EBITDA $64.5 $60.3 $109.0 $115.3 Unrealized gains (losses) on derivative financial instruments of continuing operations 5.6 15.2 14.8 (4.3) Restructuring charges (0.6) (4.9) (1.4) (7.7) Unallocated currency exchange (losses) gains on debt (0.6) (1.9) (0.5) 7.9 Stock-based compensation expense (1.7) (2.6) (3.4) (5.3) Start-up costs (10.0) (3.9) (16.4) (7.8) (Unfavorable) favorable metal price lag (3.1) (21.7) 0.7 (16.1) Other (10.2) (6.8) (12.1) (13.2) EBITDA 43.9 33.7 90.7 68.8 Interest expense, net (21.1) (24.5) (39.2) (51.1) (Provision for) benefit from income taxes (9.4) 12.7 (18.2) 14.9 Depreciation and amortization (26.4) (28.7) (52.7) (65.2) (Loss) income from discontinued operations, net of tax — (11.8) — 119.4 Net (loss) income attributable to Aleris Corporation (13.0) (18.6) (19.4) 86.8 Net income from discontinued operations attributable to noncontrolling interest — — — 0.1 Net (loss) income ($13.0) ($18.6) ($19.4) $86.9 For the three months ended June 30, For the six months ended June 30,

19 2Q Adjusted EBITDA Reconciliation by Segment ($M) 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 2There was no difference between segment income and segment Adjusted EBITDA for this segment 2016 2015 2016 2015 North America Segment income $27.6 $24.6 $51.7 $56.6 Unfavorable (favorable) metal price lag 0.7 9.6 (2.7) 6.3 Segment Adjusted EBITDA1 $28.3 $34.2 $49.0 $62.9 Europe Segment income $40.2 $23.0 $73.2 $64.4 Unfavorable metal price lag 2.4 12.1 2.0 9.8 Segment Adjusted EBITDA1 $42.6 $35.1 $75.2 $74.2 Asia Pacific Segment income $2.5 $0.1 $3.4 ($1.8) Segment Adjusted EBITDA2 $2.5 $0.1 $3.4 ($1.8) For the three months ended June 30, For the six months ended June 30,

20 2Q Adjusted EBITDA Per Ton Reconciliation ($M, except per ton measures, volume in thousands of tons) *Result is not meaningful 1Finished product shipped excludes slab and billet sales from the Voerde and Koblenz cast houses 2See prior slides for a reconciliation to the applicable GAAP financial measures 2016 2015 2016 2015 Metric tons of finished product shipped: North America 130 127 249 247 Europe1 87 79 169 154 Asia Pacific 5 5 10 11 Intra-entity shipments (1) (1) (3) (1) Total metric tons of finished product shipped 221 211 426 410 Segment Adjusted EBITDA:2 North America $28.3 $34.2 $49.0 $62.9 Europe $42.6 $35.1 $75.2 $74.2 Asia Pacific $2.5 $0.1 $3.4 ($1.8) Corporate ($8.9) ($9.1) ($18.6) ($20.0) Total Adjusted EBITDA $64.5 $60.3 $109.0 $115.3 Segment Adjusted EBITDA per ton shipped: North America $218.6 $268.7 $196.6 $254.7 Europe1 $487.1 $447.0 $444.0 $482.9 Asia Pacific $468.6 * $332.4 * Aleris Corporation $291.9 $286.2 $255.8 $281.0 For the three months ended June 30, For the six months ended June 30,

21 Robust risk management discipline minimizes commodity price exposure Metal Hedging Practices  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk Impact Mitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $57 $47 $61 $39 $64 $40 $48 $68 (–) Income / (expense) from metal price lag 2 9 6 (22) (4) 1 4 ($3) Adj. EBITDA as reported $55 $39 $55 $60 $68 $39 $45 $65 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Metal price lag impact on gross profit $25 $9 ($6) ($16) ($24) $0 $11 $6 (+) Realized gains / (losses) on metal derivatives (24) 0 12 (6) 20 1 (7) (9) (Unfavorable) / favorable metal price lag net of realized derivative gains / losses $2 $9 $6 ($22) ($4) $1 $4 ($3)

22 Working Capital Excluding Nichols 84 78 21% 23% 50 55 60 65 70 75 80 85 90 2013 2014 Total Working Capital Days1 1Excludes management estimates of Nichols working capital and sales prior to acquisition